---------------
                          [LOGO] AVONDALE HESTER
                                 ---------------

                               TOTAL RETURN FUND
--------------------------------------------------------------------------------


                                 ANNUAL REPORT











--------------------------------------------------------------------------------
                                   Year Ended
                                 March 31, 2001

                                 ---------------
                          [LOGO] AVONDALE HESTER
                                 ---------------

March 16, 2001

     Dear Shareholders:

     The environment in the U.S. equity market for the first quarter of 2001 has been reminiscent of the 1991 extratropical low that hit the Eastern Atlantic seaboard and was labeled by the National Weather Service, the "perfect storm". This storm was created from a tri-fold collision between a high-pressure system, a low-pressure system, and the remnants of a dying hurricane that sent high winds and Atlantic Ocean waves crashing into the East Coast. The U.S. equity market has also experienced a convergence of pressure systems between high short-term interest rates, declining corporate profitability and global economic weakness. The result has been crashing waves of sell orders, the bursting of the technology bubble, and a correction of the overvaluation in stock prices.

     This convergence of storms resulted in a 10.72% decline in the Avondale Hester Total Return Fund (the "Fund") for the fourth quarter, with the fiscal year ending down 11.31%. These returns compare to the Blended Custom Index (75% of the Standard & Poor's 500 Composite return and 25% of the Lehman U.S. Intermediate Government/Credit Bond Index return) of -8.04% and -13.22%, respectively. The decline in the Fund's return was totally concentrated in the equity component of the portfolio, with the equities down 13.77% for the year, as compared to down 21.68% for the S&P. While the decline in the U.S. equity market has been broad, the real damage has been concentrated in technology and that is also true for Avondale. The fixed-income securities in the portfolio performed well, producing returns of 13.93%, compared to 12.17% and 12.39% for the Lehman U.S. Intermediate and Lehman U.S. Government/Credit Bond Indices, respectively.

     Hester Capital Management, LLC ("HCM") has been managing your Fund since September 30, 1998. Over these 2.5 years, the Fund has experienced an annualized return of 10.38%, compared to 6.43% for the Blended Custom Benchmark. The equities in the portfolio have outpaced the stock market, with a return of 12.41% compared to 8.57% and 6.70% for the Lipper Large Cap Value Fund Index and the Standard & Poor's 500 Composite Index, respectively. Fixed-income securities have also experienced above-average returns, with an annualized gain of 8.40% compared to the Intermediate Index up 5.61% and the longer maturity Government Credit index up 5.04%. So, while we are disappointed with the results of the most recent fiscal year, the returns over the last 2.5 years remain quite competitive with the benchmarks.

     Last year's activity witnessed increasing money flows to both the equity and fixed-income components of the portfolio. In the area of common stocks, our purchases were concentrated in technology; however, new names in the capital goods and consumer cyclical areas were also added including such stocks as W.W. Grainger, Inc. (electrical equipment) and Jones Apparel Group, Inc. (textile/apparel). These purchases pushed the equity component of the portfolio to 83.0% of total assets, with bonds accounting for 12.8% and cash equivalents 4.2% at fiscal year end. In the fixed-income area, our purchases remain concentrated in government agency securities as we have avoided treasuries due to the unattractive yield levels, as well as the corporate bond market in spite of their attractive spreads. At year-end, the average maturity of the fixed-income holdings was 7.7 years, with an average yield maturity of 7.1% and a very high quality credit rating.

     Looking to the future, we are constructive in spite of the current problems in the U.S. financial markets. The U.S. economy is experiencing a very sharp slowdown in capital spending primarily concentrated in technology and telecommunications. This slowdown is spilling over into the consumer sector, with non-farm payrolls on the decline, the unemployment rate rising and consumer confidence deteriorating. We expect further cutbacks in the corporate sector due to declining profit margins that are a direct result of the weak economy, high labor costs and the strength of the U.S. dollar. These confluences of events should produce at least a 10% reduction in corporate profits this year, with possible further reductions remaining as analysts are scrambling to catch up with the deteriorating profit picture.

     No doubt these pressures represent strong headwinds for the economy and the stock market, but we believe they represent the backend of the "perfect storm." Constructively, the Fed has cut interest rates 3 times this year for a total of 150 basis points. The financial markets are forecasting additional reductions in rates and we would expect another 50-75 basis points coming over the next several months. Additional declines in interest rates from the world's central banks in response to the slowing global economic situation are expected. In addition, some tax relief is on the way and a bill should be passed by Congress during the summer. These reductions should include not only cuts in marginal tax rates, but there is a possibility that even the capital gains tax could be included. The equity market is very over sold, and positively, market sentiment is becoming increasingly bearish. While the market is unlikely to have a v-shape recovery, we do believe the conditions are in place to establish a bottom and expect the market to return to its historical growth path of 9%-10% returns.

     On behalf of the staff of HCM, we thank you for the opportunity to serve as your investment advisor to Avondale and look forward to better returns in the New Year.

     Very truly yours,



     /S/ I. CRAIG HESTER                                /S/ JOHN E. GUNTHORP
     -------------------                                --------------------
     I. Craig Hester, CFA                               John E. Gunthorp


     Past performance is not predictive of future performance. Average annual total returns for the one, five and ten-year periods ended March 31, 2001 were -11.31%, 10.13% and 10.28%, respectively.

     The S&P Index is a broad market-weighted average of the U.S. blue-chip companies. The S&P 500 Index is unmanaged and returns include reinvested dividends.

     Returns shown do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.




                       AVONDALE HESTER TOTAL RETURN FUND
                             INVESTMENT PERFORMANCE

                                            12/31/00      03/31/00    09/30/98*+
                                            through        through     through
                                            03/31/01       03/31/01    03/31/01
                                            --------       --------    --------


AVONDALE HESTER TOTAL RETURN FUND            (10.74%)     (11.31%)     10.38%
Blended Custom Index**                        (8.04%)     (13.22%)      6.43%

Stock Market Indices
AVONDALE HESTER - EQUITIES ONLY              (12.67%)     (13.77%)     12.41%
Lipper Large Cap Value Fund Index             (7.76%)*     (6.09%)      8.57%
S&P 500 Composite Unweighted                  (7.82%)      (6.65%)      2.82%
S&P 500 Composite Index                      (11.85%)     (21.68%)      6.70%

Bond Market Indices
AVONDALE HESTER FIXED-INCOME ONLY              3.24%       13.93%       8.40%
Lehman U.S. Int Govt/Credit Bond Index         3.40%       12.17%       5.61%
Lehman U.S. Govt/Credit Bond Index             3.20%       12.39%       5.04%

Cash Equivalents Indices
90 Day U.S. Treasury Bills                     1.60%        6.35%       5.37%
Consumer Price Index                           1.21%        2.92%       2.99%


* Annualized.
** 75% S&P 500 Composite and 25% Lehman U.S. Intermediate Government/Credit Bond
   Index.
+ Date Hester Capital Management took over management.

Past performance is not predictive of future performance.

Returns shown do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

[GRAPH OMITTED]

                       AVONDALE HESTER TOTAL RETURN FUND
                       Value of $10,000 vs S&P 500 Index

                           AVERAGE ANNUALIZED RETURN
                          Period Ended March 31, 2001

                        1 year ................ (11.31%)*
                        5 years ...............  10.13%
                        10 years ..............  10.28%

                              PERFORMANCE RETURNS

                        Avondale           S&P
                        --------           ---
       10/12/88          10,000          10,000
       12/31/88           9,965          10,280
                         10,172          11,007
                         10,772          11,966
                         11,196          13,264
       12/31/89          11,411          13,535
                         11,202          13,159
                         11,645          13,968
                         10,781          12,062
       12/31/90          11,488          13,143
                         12,424          15,063
                         12,182          15,014
                         13,391          15,818
       12/31/91          14,573          17,145
                         13,800          16,711
                         13,466          17,014
                         13,752          17,566
       12/31/92          14,351          18,458
                         15,068          19,255
                         14,977          19,334
                         15,429          19,847
       12/31/93          15,379          20,313
                         14,944          19,535
                         14,654          19,604
                         15,659          20,581
       12/31/94          15,731          20,572
                         16,113          22,573
                         17,929          24,727
                         19,416          26,690
       12/31/95          20,229          28,293
                         20,410          29,818
                         20,696          31,135
                         20,878          32,111
       12/31/96          21,173          34,798
                         20,636          35,720
                         23,968          41,945
                         25,241          45,092
       12/31/97          25,419          46,402
                         28,406          52,870
                         28,744          54,582
                         25,842          49,167
       12/31/98          30,154          59,660
                         31,511          67,238
                         34,530          71,985
                         33,311          67,486
       12/31/99          34,698          77,527
                         37,294          79,303
       12/31/00          37,060          61,992
        3/31/01          33,085          54,640

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. The S&P 500 Index is unmanaged and returns include reinvested dividends.






See accompanying Notes to Financial Statements.





                       AVONDALE HESTER TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at March 31, 2001

      SHARES                                                           VALUE
--------------------------------------------------------------------------------

COMMON STOCKS: 83.0%
APPAREL: 0.4%
      1,500      Jones Apparel Group, Inc.*                          $    56,700
                                                                     -----------

BANKS: 5.6%
      4,713      Bank Of America Corp.                                   258,037
      8,014      Bank One Corp.                                          289,947
      5,520      Regions Financial Corp.                                 156,975
                                                                     -----------
                                                                         704,959
                                                                     -----------

BEVERAGES - ALCOHOLIC: 2.6%
      7,192      Anheuser-Busch Companies, Inc.                          330,329
                                                                     -----------

CHEMICALS - DIVERSIFIED: 0.8%
      2,250      H.B. Fuller Co.                                          94,781
                                                                     -----------

COMPUTERS: 4.5%
      9,500      Compaq Computer Corp.                                   172,900
      5,000      Hewlett-Packard Co.                                     156,350
      2,500      International Business Machines Corp.                   240,450
                                                                     -----------
                                                                         569,700
                                                                     -----------

COMPUTERS - SERVICES: 10.5%
     14,000      Adobe Systems, Inc.                                     489,580
      9,737      First Data Corp.                                        581,396
     17,400      Oracle Corp.*                                           260,652
                                                                     -----------
                                                                       1,331,628
                                                                     -----------

COMPUTERS - SOFTWARE: 2.2%
      5,000      Autodesk, Inc.                                          152,812
     13,500      Parametric Technology Corp.*                            122,344
                                                                     -----------
                                                                         275,156
                                                                     -----------

CONSUMER PRODUCTS: 7.5%
     22,611      General Electric Co.                                    946,496
                                                                     -----------

DENTAL SUPPLIES & Equipment: 1.9%
      6,500      Dentsply International, Inc.                            237,250
                                                                     -----------

DISTRIBUTION/WHOLESALE: 1.1%
      4,000      Grainger (W.W.), Inc.                                   135,400
                                                                     -----------


     Shares                                                             Value
--------------------------------------------------------------------------------

DIVERSIFIED MANUFACTURING: 2.4%
      2,500      Cooper Industries, Inc.                             $    83,625
      2,100      Minnesota Mining & Manufacturing Co.                    218,190
                                                                     -----------
                                                                         301,815
                                                                     -----------

ELECTRONIC MEASURING INSTRUMENTS: 0.2%
        953      Agilent Technologies, Inc.*                              29,286
                                                                     -----------

ELECTRONICS: 5.0%
      7,600      Altera Corp.*                                           162,925
      6,000      Intel Corp.                                             157,875
      9,000      Kent Electronics Corp.*                                 162,000
      7,750      Vishay Intertechnology, Inc.*                           154,225
                                                                     -----------
                                                                         637,025
                                                                     -----------

FINANCIAL SERVICES: 8.5%
     10,539      American Express Co.                                    435,261
     10,666      Citigroup, Inc                                          479,802
      2,500      Federal Home Loan Mortgage Corp.                        162,075
                                                                     -----------
                                                                       1,077,138
                                                                     -----------

HOME FURNISHINGS: 2.0%
      7,500      Ethan Allen Interiors                                   253,350
                                                                     -----------

INSTRUMENTS - CONTROLS: 1.5%
      4,750      Parker-Hannifin Corp.                                   188,670
                                                                     -----------

MACHINERY - INDUSTRIAL & Specialty: 5.1%
      4,500      Dover Corp.                                             161,280
     11,300      Tyco International Ltd.                                 488,499
                                                                     -----------
                                                                         649,779
                                                                     -----------

MANUFACTURING EQUIPMENT: 2.4%
     13,600      Pall Corp.                                              298,112
                                                                     -----------

MEDICAL INFORMATION SYSTEMS: 1.1%
      9,500      Dendrite International, Inc.*                           133,000
                                                                     -----------

MEDICAL PRODUCTS: 0.8%
     22,500      Possis Medical, Inc.*                                   101,250
                                                                     -----------

OFFICE FURNISHINGS: 0.3%
      1,900      Herman Miller, Inc.                                      43,937
                                                                     -----------


See accompanying Notes to Financial Statements.

                                                                               5

                       AVONDALE HESTER TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at March 31, 2001

      SHARES                                                           VALUE
--------------------------------------------------------------------------------

OIL - INTERNATIONAL INTEGRATED: 2.3%
      3,539      Exxon Mobil Corp.                                   $   286,659
                                                                     -----------

PHARMACEUTICALS: 8.5%
      5,932      Bristol-Myers Squibb Co.                                352,361
      3,500      Johnson & Johnson                                       306,145
     10,000      Pfizer, Inc.                                            409,500
                                                                     -----------
                                                                       1,068,006
                                                                     -----------

RETAIL - GENERAL MERCHANDISE: 2.1%
      4,800      Sears, Roebuck & Co.                                    169,296
      2,000      Wal-Mart Stores, Inc.                                   101,000
                                                                     -----------
                                                                         270,296
                                                                     -----------

TECHNOLOGY: 0.3%
      2,250      Sawtek, Inc.*                                            40,078
                                                                     -----------

TELECOMMUNICATIONS - EQUIPMENT: 1.9%
      8,000      Andrew Corp.*                                           115,000
      3,000      Tellabs, Inc.*                                          122,062
                                                                     -----------
                                                                         237,062
                                                                     -----------

TELEPHONE: 0.6%
      4,250      WorldCom, Inc.*                                          79,422
                                                                     -----------

WIRE & CABLE PRODUCTS: 0.9%
      8,850      Cable Design Technologies*                              118,590
                                                                     -----------

TOTAL COMMON STOCKS
                 (cost $7,387,620)                                    10,495,874
                                                                     -----------

Principal Amount                                                        Value
--------------------------------------------------------------------------------

BONDS: 12.8%
FINANCIAL SERVICES: 0.8%
   $100,000      Citigroup, Inc., 6.500%, 1/18/11                       100,945
                                                                     -----------

U.S. AGENCY OBLIGATIONS: 12.0%
    200,000      Federal Home Loan Bank, 5.705%, 3/2/09                 200,788
    100,000      Federal Home Loan Bank, 7.000%, 12/14/05               101,695
    500,000      Federal Home Loan Mortgage Corp., 7.000%, 3/15/10      544,452
    100,000      Federal Home Loan Mortgage Corp., 7.500%, 7/31/06      100,972
     59,206      Federal National Mortgage Assoc., 7.000%, 6/1/03        60,031
    500,000      Federal National Mortgage Association, 6.140%,
                        9/2/08                                          505,144
                                                                     -----------
                                                                      1,513,082
                                                                     -----------

TOTAL BONDS
                 (cost $1,514,214)                                    1,614,027
                                                                     -----------

SHORT-TERM INVESTMENT: 4.2%
MONEY MARKET INVESTMENT: 4.2%
   $526,572      Firstar Stellar Treasury Fund
                        (cost $526,572)                                 526,572

TOTAL INVESTMENTS IN SECURITIES
(cost $9,428,406+):                 100.0%                           12,636,473
Other Assets less Liabilities:        0.0%                                  118
                                                                    -----------
NET ASSETS:                         100.0%                          $12,636,591
                                                                    -----------

*Non-income producing security.

+ At March 31, 2001, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

Gross unrealized appreciation                           $  4,168,872
Gross unrealized depreciation                               (960,805)
                                                        ------------
Net unrealized appreciation                             $  3,208,067
                                                        ============


See accompanying Notes to Financial Statements.



                       AVONDALE HESTER TOTAL RETURN FUND

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2001


ASSETS
        Investments in securities, at value (cost $9,428,406 ) .............   $12,636,473
        Receivables:
                Dividends and interest .....................................        23,192
                Fund shares sold ...........................................         2,000
        Prepaid expenses ...................................................           535
                                                                               -----------
                        Total assets .......................................    12,662,200
                                                                               -----------

LIABILITIES
        Payables:
                Due to advisor .............................................         3,035
                Administration fees ........................................         2,713
                Fund shares redeemed .......................................            12
        Accrued expenses ...................................................        19,849
                                                                               -----------
                        Total liabilities ..................................        25,609
                                                                               -----------

        NET ASSETS .........................................................   $12,636,591
                                                                               ===========

        Net asset value, offering and redemption price per share
                ($12,636,591/386,997 shares outstanding; unlimited number of
                shares authorized without par value) .......................        $32.65
                                                                               ===========

COMPONENTS OF NET ASSETS
        Paid-in capital ....................................................   $ 9,200,955
        Accumulated net investment income ..................................        24,687
        Accumulated net realized gain on investments .......................       202,882
        Net unrealized appreciation on investments .........................     3,208,067
                                                                               -----------
                        Net assets .........................................   $12,636,591
                                                                               ===========



See accompanying Notes to Financial Statements.



                       AVONDALE HESTER TOTAL RETURN FUND

STATEMENT OF OPERATIONS For the Year Ended March 31, 2001

INVESTMENT INCOME
Income
        Dividends ..........................................................   $   118,475
        Interest ...........................................................       131,764
                                                                               -----------
                Total income ...............................................       250,239
                                                                               -----------

Expenses
        Advisory fees ......................................................        96,099
        Administration fees ................................................        30,000
        Fund accounting fees ...............................................        21,146
        Audit fees .........................................................        18,497
        Transfer agent fees ................................................        14,191
        Reports to shareholders ............................................         9,655
        Custody fees .......................................................         4,661
        Trustee fees .......................................................         4,388
        Miscellaneous ......................................................         3,749
        Legal fee ..........................................................         3,060
        Registration fees ..................................................         1,316
        Insurance expense ..................................................           830
                                                                               -----------
                Total expenses .............................................       207,592
                                                                               -----------
                        Net investment income ..............................        42,647
                                                                               -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments ...........................................       864,975
Net unrealized depreciation on investments .................................    (2,497,719)
                                                                               -----------
                Net realized and unrealized loss on investments ............    (1,632,744)
                                                                               -----------
                        Net decrease in net assets resulting from operations   $(1,590,097)
                                                                               ===========

 .
See accompanying Notes to Financial Statements.



                       AVONDALE HESTER TOTAL RETURN FUND

STATEMENT OF CHANGES IN NET ASSETS



                                                              YEAR ENDED       YEAR ENDED
                                                            MARCH 31, 2001   MARCH 31, 2000
-------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
        Net investment income ............................   $     42,647    $     17,472
        Net realized gain on investments .................        864,975       1,294,684
        Net unrealized appreciation (depreciation)
                on investments ...........................     (2,497,719)        714,055
                                                             ------------    ------------

        Net increase (decrease) in net assets resulting
                from operations ..........................     (1,590,097)      2,026,211
                                                             ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS
        From net investment income .......................        (35,992)        (30,276)
        From net realized gain ...........................     (1,275,827)     (1,139,643)
                                                             ------------    ------------

                Total distributions to shareholders ......     (1,311,819)     (1,169,919)
                                                             ------------    ------------

CAPITAL SHARE TRANSACTIONS
        Net increase in net assets derived from net change
                in outstanding shares  (a) ...............      2,679,417         778,301
                                                             ------------    ------------

                Total increase (decrease) in net assets ..       (222,499)      1,634,593
NET ASSETS
        Beginning of year ................................     12,859,090      11,224,497
                                                             ------------    ------------

        End of year ......................................   $ 12,636,591    $ 12,859,090
                                                             ============    ============

                Accumulated net investment income ........   $     24,687    $     18,032
                                                             ============    ============

(a)     A summary of capital share transactions is as follows:


                                         Year Ended                    Year Ended
                                       March 31, 2001                March 31, 2000
                                       --------------                --------------

                                     Shares       Value            Shares       Value
                                     ------       -----            ------       -----

Shares sold                          74,367    $ 2,940,721         32,470    $ 1,273,095
Shares issued in reinvestment
of distributions                     32,300      1,176,704         28,162      1,025,956
Shares redeemed                     (35,904)    (1,438,008)       (37,926)    (1,520,750)
                                    -------    -----------        -------    -----------
Net increase                         70,763    $ 2,679,417         22,706    $   778,301
                                    =======    ===========        =======    ===========

See accompanying Notes to Financial Statements.



                       AVONDALE HESTER TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

                                                   2001       2000       1999       1998       1997
----------------------------------------------------------------------------------------------------

Net asset value, beginning of year .........   $   40.66  $   38.24  $   35.26  $   26.13  $   27.76
                                               ---------  ---------  ---------  ---------  ---------

INCOME FROM INVESTMENT OPERATIONS:
        Net investment income ..............        0.16       0.06       0.15       0.16       0.18
        Net realized and unrealized
                gain (loss) on investments .       (4.37)      6.48       3.62       9.61       0.14
                                               ---------  ---------  ---------  ---------  ---------

        Total from investment operations ...       (4.21)      6.54       3.77       9.77       0.32
                                               ---------  ---------  ---------  ---------  ---------

LESS DISTRIBUTIONS:
From net investment income .................       (0.10)     (0.11)     (0.05)     (0.15)     (0.28)
From net realized gain .....................       (3.70)     (4.01)     (0.74)     (0.49)     (1.67)
                                               ---------  ---------  ---------  ---------  ---------

                Total distributions ........       (3.80)     (4.12)     (0.79)     (0.64)     (1.95)
                                               ---------  ---------  ---------  ---------  ---------

                Net asset value, end of year   $   32.65  $   40.66  $   38.24  $   35.26  $   26.13
                                               =========  =========  =========  =========  =========

                Total return ...............      (11.31)%    18.34%     10.94%     37.65%      1.10%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions) .........   $   12.6   $   12.9   $   11.2   $   10.9   $    9.9
        Ratio of expenses to
                average net assets .........        1.51%      1.46%      1.57%      1.59%      1.83%
        Ratio of net investment income to
                average net assets .........        0.31%      0.15%      0.41%      0.48%      0.62%
        Portfolio turnover rate ............       20.85%     25.93%     25.71%      9.38%     40.87%


See accompanying Notes to Financial Statements.

                       AVONDALE HESTER TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

     Avondale Hester Total Return Fund (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end investment management company. The Fund began operations on October 12, 1988.

     Hester Capital Management, L.L.C., the Fund's Advisor, is a registered investment advisor, and provides investment advisory service to individuals and institutions with assets of approximately $700 million. Mr. I. Craig Hester, President, and Mr. John Gunthorp, Executive Vice President, are responsible for the management of the Fund's portfolio. Prior to September 1, 1998, the Fund was known as the Avondale Total Return Fund and was managed by Herbert R. Smith & Co., Inc.

     The Fund's investment objective is to realize the combination of income and capital appreciation that will produce the maximum total return consistent with reasonable risk. The Fund seeks to achieve its objective by investing primarily in equity and higher-quality fixed income debt securities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A. SECURITY VALUATION. Investments in securities traded on a national securities exchange or included in the Nasdaq are valued at the last reported sales price at the close of regular trading on the last business day of the period; securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

          U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value (using the mean between the bid and the ask price) until the 60th day prior to maturity, and then valued at amortized cost based upon the value on such date unless the Board determines during such 60- day period that this amortized cost basis does not represent fair value.

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                       AVONDALE HESTER TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (continued)


     B. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS. As is common in the industry, security transactions are accounted for on the trade date. The cost of securities owned on realized transactions are relieved on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities using the interest method.

     D. USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     For the year ended March 31, 2001, Hester Capital Management, L.L.C., (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 0.70% on the first $200 million of average daily net assets, 0.60% on the next $300 million of net assets, and 0.50% on net assets exceeding $500 million. For the year ended March 31, 2001, the Fund incurred $96,099 in advisory fees.

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at an annual rate equal to the greater of 0.15% of the Fund"s average daily net assets or $30,000. For the year ended March 31, 2001, the Fund incurred $30,000 in Administration fees.

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and Distributor.


12

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                       AVONDALE HESTER TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and proceeds from sales of securities, excluding short-term securities and U.S. Government securities, for the year ended March 31, 2001, was $2,521,113 and $1,724,711, respectively.

     For the year ended March 31, 2001, the cost of purchases and the proceeds from sales of U.S. Government and Government Agency obligations, excluding short-term securities, was $1,564,695 and $1,007,758, respectively.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders of
        Avondale Hester Total Return Fund
The Board of Trustees of
        Professionally Managed Portfolios

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Avondale Hester Total Return Fund, a series of Professionally Managed Portfolios, as of March 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian and brokers. Where brokers have not replied to our confirmation requests, we carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Avondale Hester Total Return Fund as of March 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                            TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
April 21, 2001




14


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--------------------------------------------------------------------------------

                                     Advisor
                        HESTER CAPITAL MANAGEMENT, L.L.C.
                          100 Congress Ave., Suite 1960
                                Austin, TX 78701

                                  Distributor
                         FIRST FUND DISTRIBUTORS, INC.
                       4455 E. Camelback Road, Suite 261E
                               Phoenix, AZ 85018

                                   Custodian
                     FIRSTAR INSTITUTIONAL CUSTODY SERVICES
                               425 Walnut Street
                              Cincinnati, OH 45201

                                 Transfer Agent
                          AMERICAN DATA SERVICES, INC.
                                 P.O. Box 5536
                            Hauppauge, NY 11788-0132
                                 (800) 282-2340

                                    Auditors
                              TAIT, WELLER & BAKER
                         8 Penn Center Plaza, Suite 800
                             Philadelphia, PA 19103

                                 Legal Counsel
                     PAUL, HASTINGS, JANOFSKY & WALKER LLP
                       345 California Street, 29th Floor
                            San Francisco, CA 94104

--------------------------------------------------------------------------------

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, fund performance may fluctuate substantially over short-term and current performance may differ from that shown. Statements and other information herein are dated and are subject to change.


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